UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): February 3, 2011

Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7 The Woodlands, Texas 77380 (Address of principal executive offices and zip code)
(281) 719-3400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Underwriting Agreement

On February 3, 2011, Repros Therapeutics Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement with Ladenburg Thalmann & Co. Inc. (the “Underwriter”), pursuant to which the Company proposed to sell 600,000 units (each, a “Unit”), with each Unit consisting of four shares of its common stock, Series A Warrants to purchase three shares of its common stock (the “Series A Warrants”) and Series B Warrants to purchase 2.45 shares of its common stock (the “Series B Warrants”), in a registered underwritten public offering at an offering price of $17.15 per Unit (less an underwriting discount of $1.2005 per Unit, or 7% of such price per Unit)  (the “Offering”).  The Company also granted the Underwriter a 45-day option to purchase up to an additional 90,000 Units, on the same terms and conditions, to cover over-allotments, if any (which the Underwriter has since exercised).

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and termination and other provisions that are customary for transactions of this nature. The representations, warranties and covenants of the Company contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

This description of the terms of the Underwriting Agreement is qualified in its entirety by the copy of the Underwriting Agreement which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Series A Warrant Agreement

On February 8, 2011, the Company entered into a Series A Warrant Agreement with Computershare Inc. and its wholly-owned subsidiary, Computershare Trust Company, N.A. (collectively, the “Warrant Agent”), pursuant to which the Company issued the Series A Warrants in the Offering.

Each Series A Warrant is exercisable for one share of the Company’s common stock at an exercise price of $0.01 per share.  The Series A Warrants are exercisable immediately upon issuance and will expire five years from the date of issuance.  The exercise price and number of shares issuable upon exercise of the Series A Warrants are subject to appropriate adjustment in the event of stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Company’s common stock.

If, at any time during the Series A Warrant exercisability period, the fair market value of the Company’s common stock exceeds the exercise price of the Series A Warrants, the holder may elect to effect a cashless exercise of the Series A Warrants, in whole or in part, by surrendering the Series A Warrants to the Company, together with delivery of a duly executed exercise notice, and canceling a portion of the relevant Series A Warrant in payment of the purchase price payable in respect of the number of shares of the Company’s common stock purchased upon such exercise.

The number of shares of common stock that may be acquired by the registered holder upon any exercise of Series A Warrants is limited to the extent necessary to ensure that, following such exercise, the total number of shares of common stock then beneficially owned by such holder and any other persons whose beneficial ownership of the Company’s common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 9.999% of the total number of issued and outstanding shares of the Company’s common stock (including for such purpose the shares of common stock issuable upon such exercise). This restriction may be waived by such holder upon not less than 61 days’ prior notice to the Company.  In no event, however, may a holder exercise Series A Warrants if, following such exercise, such holder would beneficially own 20% or more of the Company’s outstanding common stock

No fractional Series A Warrants will be issued and no fractional shares of the Company’s common stock will be issued upon exercise of the Series A Warrants, but rather such fraction will be rounded down to the nearest whole Series A Warrant or share of the Company’s Common Stock, as the case may be.

This description of the terms of the Series A Warrant Agreement is qualified in its entirety by the copy of the Series A Warrant Agreement which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Series B Warrant Agreement

On February 8, 2011, the Company entered into a Series B Warrant Agreement with the Warrant Agent, pursuant to which the Company issued the Series B Warrants in the Offering.

Each Series B Warrant is exercisable for one share of the Company’s common stock at an exercise price of $2.49 per share.  The Series B Warrants are exercisable immediately upon issuance and will expire five years from the date of issuance.  The exercise price and number of shares issuable upon exercise of the Series B Warrants are subject to appropriate adjustment in the event of stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Company’s common stock.

If, at any time during the Series B Warrant exercisability period, the fair market value of the Company’s common stock exceeds the exercise price of the Series B Warrants, the holder may elect to effect a cashless exercise of the Series B Warrants, in whole or in part, by surrendering the Series B Warrants to the Company, together with delivery of a duly executed exercise notice, and canceling a portion of the relevant Series B Warrant in payment of the purchase price payable in respect of the number of shares of the Company’s common stock purchased upon such exercise.

The number of shares of common stock that may be acquired by the registered holder upon any exercise of Series B Warrants is limited to the extent necessary to ensure that, following such exercise, the total number of shares of common stock then beneficially owned by such holder and any other persons whose beneficial ownership of the Company’s common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act does not exceed 9.999% of the total number of issued and outstanding shares of the Company’s common stock (including for such purpose the shares of common stock issuable upon such exercise). This restriction may be waived by such holder upon not less than 61 days’ prior notice to the Company.  In no event, however, may a holder exercise Series B Warrants if, following such exercise, such holder would beneficially own 20% or more of the Company’s outstanding common stock

In the event that the Company’s common stock trades at or above $8.00 per share for a period of at least 20 trading days over a period of 30 consecutive trading days, the Company has the option to require holders of Series B Warrants to exercise the Series B Warrants for the number of shares of the Company’s common stock which such holder is able to sell to maintain such holder’s beneficial ownership below 10% of the total number of issued and outstanding shares of the Company’s common stock.  In the event the Company exercises such option, holders of Series B Warrants will be required to use commercially reasonable efforts to sell their shares of the Company’s common stock to the extent necessary to exercise all of their Series B Warrants.  The Company is obligated to provide at least 60 days notice prior to the date by which such exercise is required by such holder.

No fractional Series B Warrants will be issued and no fractional shares of the Company’s common stock will be issued upon exercise of the Series B Warrants, but rather such fraction will be rounded down to the nearest whole Series B Warrant or share of the Company’s Common Stock, as the case may be.

This description of the terms of the Series B Warrant Agreement is qualified in its entirety by the copy of the Series B Warrant Agreement which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01  Other Events.

On February 3, 2011, the Company issued a press release titled “Repros Therapeutics® Announces Pricing of Public Offering of Common Stock and Warrants.”

A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated February 3, 2011 by and between the Company and Ladenburg Thalmann & Co. Inc.

4.1	Series A Warrant Agreement dated February 8, 2011 by and among the Company and Computershare Inc. and its wholly-owned subsidiary, Computershare Trust Company, N.A.

4.2	Series B Warrant Agreement dated February 8, 2011 by and among the Company and Computershare Inc. and its wholly-owned subsidiary, Computershare Trust Company, N.A.

99.1	Press Release dated February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.

Date: February 8, 2011

	By:	/s/ Katherine A. Anderson
Katherine A. Anderson
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated February 3, 2011 by and between the Company and Ladenburg Thalmann & Co. Inc.

4.1	Series A Warrant Agreement dated February 8, 2011 by and among the Company and Computershare Inc. and its wholly-owned subsidiary, Computershare Trust Company, N.A.

4.2	Series B Warrant Agreement dated February 8, 2011 by and among the Company and Computershare Inc. and its wholly-owned subsidiary, Computershare Trust Company, N.A.

99.1	Press Release dated February 3, 2011